Exhibit 99.1

COMPANY CONTACT:	INVESTOR CONTACTS:
Endologix, Inc.	The Ruth Group
John McDermott, CEO	Nick Laudico (646) 536-7030
(949) 595-7200	Zack Kubow (646) 536-7020
www.endologix.com

ELGX Transcript for J.P. Morgan Conference Presentation - January 7th, 2013

PARTICIPANTS

Corporate Participants
John D. McDermott - Chairman, President & Chief Executive Officer
Other Participants
Chris T. Pasquale - Analyst, JPMorgan Securities LLC
MANAGEMENT DISCUSSION SECTION

Chris T. Pasquale, Analyst, JPMorgan Securities LLC
Okay. We're ready to get going with our next presentation. I am Chris Pasquale from the JPMorgan medtech team. Coming to the stage now, we have Endologix and presenting for them is John
McDermott, the company's Chairman, President, and Chief Executive Officer. John?

John D. McDermott, Chairman, President & Chief Executive Officer
Thanks, Chris. Good morning, everyone. Before I kick off, I'd just also like to introduce and welcome Shelley Thunen. Shelley is our new CFO as of three days ago, so all of the challenging financial questions in the breakout will be directed to Shelley to introduce her to the company, I'm kidding.

Here's our Safe Harbor statements. Just at a high level, company is very well positioned for what we believe will be a leadership position ultimately in the AAA, in aortic repair market; strong core business, which I'll touch on in a minute; we just announced our Q4 sales this morning, a pipeline, very innovative, which is where I'll spend most of my time today; sales force expansions both in the
U.S and Europe; and we're entering 2013 in good overall financial condition.

So, just at a high level, what we do, the primary core business today is to repair abdominal aortic aneurysms. You can see from these slides on the left, that's an illustration of an endovascular approach. Catheters are inserted through the groins, the femoral arteries in a patient's groin and we reline an aorta from the inside out with a combination of stent and graft technology. Compared to the standard historical way to repair these aneurysms, which is open surgery, which is the picture on the right, obviously, the procedures are much faster, lower morbidity and also certainly acutely lower mortality. And so this transition has occurred over the last several years to where now in the
United States between 65% and 70% of the aneurysms are repaired endovascularly versus open repair, and I'll talk about that continued transition over the course of the presentation here.
Here is the competitive landscape as it sits today. This is in the U.S. Outside of the U.S., there are few more devices. What you'll notice is that the devices, there are nuances, there are differences between all of them, but the primary difference is related to fixation. As you can see on all of the four products over on the right of what we call proximal fixation which is, when the devices are delivered into the aorta, they are deployed and they have hooks or attachments that allow them to anchor into the blood vessel from above or around the renal arteries. Our device, which is over on the left is fundamentally different. And what we do is, we deploy the device and actually sit it right on the patient's native anatomy. And that is our foundation which is why we've got such good clinical results.
And the other unique attribute to that type of a system is we preserve that patient's native bifurcation which is to say that in the future if that patient ever needs a follow-up cross-over endovascular procedure to treat, for example, peripheral arterial disease, they can do that procedure through our device. You put in any of the other devices and now you've got a more complicated endovascular approach to treat patients with PAD, which is about a third of the patients that have aneurysm disease.

So, if you go back in time, we were one of the later devices to market, have kind of gradually continued to take share through broadening the product offering and continuing to make the device easier and easier to use. And we just reported our U.S. business was up 20% and we finished the year with 27% growth over prior year. All of those sales and all the numbers that you see that we've just recently reported come from that product on the left, which is called AFX.

In terms of sales force, we're direct in the United States. We finished the year with 80 reps and clinical specialists. We expect to grow that up to about 88 by the end of 2013. We embarked about
18 months ago on a new initiative to build a direct sales force in Europe. We finished the year with about 20 reps and clinicals and expect to take that up to around 30 by the end of this next year. We decided to go direct because we're in the process of getting ready to launch a couple of new and exciting devices, which I'll spend quite a bit more time here on.

We're in about 95% of the cases, so it's a very clinically intense area. We provide direct clinical support. We meet with the doctors before procedures to evaluate the sizing of these cases to make sure that we have the right devices and components to treat them successfully, and then we work with the physicians on the follow-up.

Here's our revenue growth. As I mentioned, we just completed out the year. We will announce our full-year 2013 sales guidance at our Q4 call at the end of February.

So in terms of what's next, so where right now we have a position in this infrarenal stent graft market, but the big unmet needs, in our view and where we focused our pipeline and our efforts over the last few years, have been on what we'll call challenging anatomies. The reason right now that there are still 35% to 30% of the aneurysms that are not treated endovascularly is because there's a wide range of different types of anatomies.

And this area below the renal arteries, which we call the aortic neck, is kind of the landing zone or the proximal seal area for all the existing devices and that's become - it's a very challenging spot.
You have to have to enough aortic neck for these devices to land into and if you don't have enough aortic neck then the results are not nearly as good. And patients without adequate aortic neck are not candidates for endovascular repair and they have to either have surgery. If they're not a surgical candidate, they don't get treated at all. So the biggest segment of the market for aneurysms today that are untreated endovascularly, it is aneurysms with short difficult challenging necks and we'll talk about how we plan to address that. It's about 20% of the aneurysms diagnosed.

The other opportunity for improvement in our category is what we call secondary interventions.
That's when we have to go back in after a patient has received one of these devices. Right now they go through an annual surveillance, either CT or ultrasound. And they've got to really have that device monitored for the rest of the patient's life. And that's because these devices can move, they can get what we call an endoleak, which is where they will get a leak from above or a leak from a side branch, I'll talk more about that in a few minutes. And so there is an opportunity to improve or reduce the rate of secondary intervention. If we can do that, then ultimately we could reduce the surveillance requirements and these patients wouldn't have to come back in for the same type of annual follow-up.
The other opportunity in the marketplace is what we call percutaneous access and I'll talk about that in just a minute.

So here is our product portfolio. As I mentioned, AFX is kind of our current workhorse device.
That's the product that generates virtually all of our sales today. Ventana is a device that we've developed to treat these more complex aortas with the aneurysm involving are close to the renal arteries. [indiscernible] (07:43)

And Nellix, the device on the far right which is really a next-generation type of a technology to further expand the market and treat more of these infrarenal devices, and I'll talk about that as well.
But the only one of these three devices that's currently commercially available is AFX.

So PEVAR, and what this acronym stands for is percutaneous endovascular aneurysm repair. Few years ago, we had many physicians come to us and say and give us feedback that our device is uniquely designed to do these procedures percutaneously, which means without having to make an incision in the patient's groins to insert the catheters. The problem was or the issue was none of the devices, none of the EVAR devices that were available on the market were indicated for percutaneous.

So we embarked on the first clinical study to prove that percutaneous endovascular aneurysm repair was as safe and effective as open surgical groin cut down. And we've completed that study.
We submitted our PMA supplement to the FDA. We partnered with Abbott on this. They have the closure devices that actually close these small holes.

Recently received feedback from the FDA that our device performed very well and is approvable and now we're waiting for Abbott's part to get their device approved, so we are in a good position.
As we've indicated in our previous communications, we still expect to get that approval sometime soon. Right now we're just waiting for the Abbott piece.

And what this will enable us to do is go out and actively train physicians on how to do these procedures without any incisions. So patients will be able to have their aneurysms repaired without any surgical incision at all. And we'll have the only device on the market in the United States. It's actually got an indication for percutaneous aneurysm repair. So we hope to roll this out here in the first quarter and expect that approval sometime soon.

Ventana, this is the device I mentioned before that was developed. This is an internally developed device that is designed to treat these more complex anatomies. As you can see, it has branches that go out into the renal arteries. So in this case, we no longer rely upon a healthy aortic neck to be able to treat these patients and seal these aneurysms. As again, as I mentioned, it's about 20%
of the diagnosed aneurysms.

We've completed a clinical trial in Europe and are expecting anytime now our CE Mark. Actually thought we'd have it by the end of this year. We got caught up a little bit in the holiday season in
Europe with our notified body. But we're hopeful to get it here in the very near term and we'll launch this device in Europe, which is why we decided - one of the reasons we decided to build a direct sales force this past year so we'd have our own people on the ground to roll this new exciting device out.

We are enrolling. We already have an approved IDE and we're enrolling patients in the United
States, and I'll show you the timeline of how this and the other new products come to market here shortly. This is exciting new product. This device also was, just, gosh, maybe a month ago or so, it was announced as - the Cleveland Clinic, every year they announce the top 10 medical innovations for the year. Ventana was in the top 10 medical innovations for 2013. So it's a very innovative and exciting new product for us.
And then there's Nellix. And as I mentioned before, one of the limitations to EVAR is secondary interventions. And the single largest reason for secondary intervention is what we call endoleaks.
And that's where the aneurysm sac still gets blood flow either through a side branches or leaks from the top or the bottom, and so the patient is still at risk. And unlike other aneurysms
[indiscernible] (11:38) in particular that have been - where technology has been developed to seal the sac, nothing has really been developed successfully to seal the adnominal aneurysm sac until now.

And we acquired this device a couple of years ago. We had an internal technology program. We married this technology with ours and have a very exciting new platform. The procedures are very fast, they are very simple. Treats a wide, wide range of anatomies and it's really the only technology designed to solve the secondary intervention problem.

We are filing our dossier for a CE Mark in the first quarter, expect to get approval in the second quarter and start a gradual market introduction of this device in Europe around the middle of this year, as well as we plan to file our U.S. IDE in the first quarter.

So this is a very promising technology, a lot of physician interest in this. And again, this is the other reason we decided to go direct in Europe, because the combination of AFX, which is we've already launched in Europe, then Ventana and then Nellix following later in the year, we've got a pretty powerful lineup of new products.

This is just an illustration to kind of show you, when I talk about an endoleak, you can see this picture over on the left is an angiogram. Those are actually the device catheters in place, but they haven't been deployed yet. You can see those arrows are pointing to two distal side branches. This is a fairly typical situation where these aneurysms will have blood flow supplied from side branches.
When you put in an endovascular graft, those are still there. You just hope that they occlude over time, but in many cases they don't.

As I pointed out, the leading cause of secondary interventions for EVAR is leaks. As you can see from the picture on the right, those leaks are effectively gone with the implantation of the Nellix device. It's really the only technology that can obliterate those leaks because it's the only one that seals the aneurysm sac. So this just kind of shows you what that looks like both pre and post procedure and why it eliminates the leaks.

Here's our new product pipeline. As you can see, starting over 2013, we expect to get the Ventana
CE Mark sometime very, very soon. Thought we'd actually have it by now, but we hope to get that soon.

PEVAR, I talked about that; that will be the U.S. approval. We stand at the ready. We've already developed our training materials, identified our training sites, we're well positioned to kick off that initiative in the United States.

Nellix, we expect to get approval and start a limited market introduction for that in Europe around the middle of this year.

You can see AFX2, that's actually a line extension off of our current core business. We've got some design enhancements that we're making to that device; expect to roll those out in the United States here in the second half. And then you can see, the introduction of these technologies, ROW stands for rest of world and some of the other international markets. And then we expect Ventana to get approval in the United States in 2015 and Nellix in the United States in 2016.

We just announced a couple of weeks ago also a Japanese approval of a device called IntuiTrak.
IntuiTrak was the predecessor to AFX. So we're one generation behind in Japan just because of the regulatory timeline. So we have a distribution partner there. Got approval for that device and they already had about 10% market share. So I think they're going to do well with IntuiTrak here over the next few months.

So, as you can see, we've got a busy productive pipeline. I would expect a year from now to add to this list, because the next area of focus and interest for us clinically is the thoracic aorta. We've already got a good business, growing business. In the infrarenal aorta, now we're moving into the juxta pararenal aorta and we'll be moving up into the thoracic aorta over the next 12 months.

Here is the market opportunity. If you look at these segments of the market, we expect over the next few years the infrarenal segment of the market to be worth about $1.3 billion. The orange slice of the pie, what I call Ventana or the juxtarenal, that's this 20% of the market that's really not welltreated today. There is one competitive offering. It's a company called Cook, a private company in
Indiana. They just recently got approval for a device, it's a custom device.

So if you want to treat one of those patients, you actually have to have a device custom made. The challenge is, it's very expensive. It's a hard device to use and it's - you've got a six to eight week lead time to be able to order the device. So if you get diagnosed with an aneurysm, obviously you'd like to get it repaired as soon as possible. And that's a limitation.

Ventana, on the other hand, is off-the-shelf. So if you get diagnosed today with an aneurysm that needs to be treated tomorrow, you could do that. That's one of the meaningful differences. So that segment is expected to grow considerably.

And then the thoracic segment in the yellow really kind of rounds out what we call the aorta marketplace and brings it right at about $2 billion. So for a company that just did a little over $100 million this year, with a $2 billion market opportunity in front of us, we think we've got a ton of future growth potential, and plan to stay very focused just on this segment, by the way.

In terms of guidance, as I mentioned, we just wrapped up 2012, grew 27%. We'll give our sales guidance for 2013 on our Q4 call, which will be at the end of February. In terms of the bottom line and cash flow, we expect to be adjusted EBITDA positive for this year, 2013. They only exclusions to that you can see here would just be our non-cash contingent considerations stock-based comp and any litigation expenses or outcomes and business development.

We also expect this year to be positive cash flow from operations. And that's important because, you can see, we finished September. Our audited financials are not done yet of course for
December, but here is how our Q3 balance sheet look. We had plenty of cash. We're in a very good liquidity position, no real debt and certainly have what we need to support our growth moving forward.

So just to wrap it up, strong core business. Very exciting pipeline with a tremendous amount of continued growth potential for us. We're expanding the sales organizations both in the U.S and
Europe and feel like we're in a good position to keep growing. Our longer term outlook is, we expect the company to continue to grow at rates above 20% for the next five years.

So, with that, we're a little bit ahead of schedule. We can transition over to the breakout room and handle any questions. Thank you.

About Endologix, Inc.
Endologix, Inc. (the “Company”) develops and manufactures minimally invasive treatments for aortic disorders. The Company's focus is endovascular stent grafts for the treatment of abdominal aortic aneurysms (AAA). AAA is a weakening of the wall of the aorta, the largest artery in the body, resulting in a balloon-like enlargement. Once AAA develops, it continues to enlarge and, if left untreated, becomes increasingly susceptible to rupture. The overall patient mortality rate for ruptured AAA is approximately 75%, making it a leading cause of death in the U.S. Additional information can be found on Endologix's Web site at www.endologix.com. The Nellix EndoVascular Aneurysm Sealing System is not approved in the United States for either investigational use or commercial sale. The Ventana Fenestrated System is an investigational device in the United States and international markets.

Cautions Regarding Forward-Looking Statements
Except for historical information contained herein, this news release contains forward-looking statements, including with respect to increase in market share, and market acceptance of new product offerings, the accuracy of which are necessarily subject to risks and uncertainties, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Endologix. Many factors may cause actual results to differ materially from anticipated results, including the success of sales efforts for the Company's existing products and related new products, product research and development efforts, risks associated with the Company's international operations, and other economic, business, competitive and regulatory factors. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update any forward looking statements to reflect new information, events or circumstances after the date they are made, or to reflect the occurrence of unanticipated events. Please refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2011, and the Company's other filings with the Securities and Exchange Commission, for more detailed information regarding these risks and other factors that may cause actual results to differ materially from those expressed or implied.

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